Exhibit 10.5
PORTIONS OF THIS EXHIBIT 10.5 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
DMG — W
Jeans Apparel WS (+India)
23 June 2011/27 June 11/ 7 July 2011 July 8, 2011
Warnaco Asia Limited as successor to CK Jeanswear Asia Limited (“CKJA”)
CK Jeanswear Australia, Ltd. (“CKJ Aus”)
CK Jeanswear New Zealand, Ltd. (“CKJNZ”)
CK Jeanswear Korea, Ltd. (“CKJK”)
CK Jeanswear Shanghai, Ltd. (“CKJS”)
WF Overseas Fashion C.V. (“WFOF”)
(“CKJA Group Entities”)
Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”) (“CKJNV” together with the CKJA Group Entities and their respective affiliates and successors within the Warnaco family of companies, hereinafter all collectively (the “CKJ Entities” or “W” or “Warnaco”)

Re:	Calvin Klein, Inc. (“CKI”) CKJA et alia Jeans Apparel License Agreement (May 1996, Amended and Restated d. as of 1 January 1997 as amended (“CK Jeans Asia Jeans Apparel License”), including as to assigned portions to CKJ Aus (Australia), CKJNZ (New Zealand), CKJ Korea (S. Korea), CKJS (PRC China) and CKJE (Japan), sometimes “Assigned Licenses”
Ladies and Gentlemen:
The CKJ Entities have requested and CKI hereby agrees, effective July 8, 2011 (the “Effective Date”), to add India to the “Territory” covered under the CK Jeans Asia Jeans Apparel License, as follows:
A.
The parties contemplate that W will be entering into and forming, together with Murjani India, Ltd. (“Murjani”) a joint venture arrangement for the sale of products and conduct of business in India (the “India Joint Venture”).

B.
CKI hereby confirms that it has provided its consent to the grant of rights by W hereunder to the India Joint Venture, provided they are consistent with the terms and conditions of this Amendment (and, as applicable, the CK Jeans Asia Jeans Apparel License).

C.
The parties confirm, acknowledge and agree that W and the India Joint Venture may enter into additional written agreements to give full effect to the grant of rights by W to the India Joint Venture, as contemplated herein (the “Additional Agreements”). The Additional Agreements shall be prepared in accordance with the terms, conditions and obligations of W under the CK Jeans Asia Jeans License as amended hereby.

D.
CKI and W hereby confirm and agree that the following amendments shall be made to the CK Jeans Asia Jeans Apparel License to add India to the Territory thereunder and to set forth the obligations of W (and W’s delegation of such rights and obligations to the India Joint Venture provided W guarantees performance of all such obligations by said India Joint Venture) with respect to India.

1.	The “Territory” as defined under the CK Jeans Asia Jeans Apparel License shall, from and after the Effective Date include India as a separate region.
2.	The “Percentage Fees” solely with respect to the India region under the CK Jeans Asia Jeans Apparel License shall be as follows:
a.	***

b.	***

c.	***

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
3.	The “Minimum Guaranteed Fees” (“MGF”) solely with respect to the India region under the CK Jeans Asia Jeans Apparel License shall be as follows:

Year/Annual Period	Minimum Guaranteed Fees (in US$)
***	***
***	***
***	***
***	***
***	****
***	****
***	****
***	****
***	****
***	****

*	In each case rounded up to the next US$10K.
4.	The “Minimum Advertising Expenditures” (“MAE”) solely with respect to the India region under the CK Jeans Asia Jeans Apparel License shall be as follows:
a.	***

b.	***
5.	Commencing in ***, the “Minimum Net Sales Thresholds” (“MNST”) solely with respect to the India region under the CK Jeans Asia Jeans Apparel License shall be as follows:
a.	***

b.	***
6.
MGF’s and MAE’s shall separately apply and be separately credited towards earned Percentage Fees and earned advertising expenditure amounts as to the sales in India, notwithstanding the provisions of the CK Jeans Asia Jeans Apparel License.

7.
The parties agree that Section 3 of the Amendment dated 31 January 2006 is hereby corrected to read in the Minimum Guaranteed Fee for the 26th through 30th Annual Period, subsection (y) “25th” instead of “15th”.

8.
This amendment to the CK Jeans Asia Jeans Apparel License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

9.
Except as set forth herein, the CK Jeans Asia Jeans Apparel License remains in full force and effect as set forth therein. Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the CK Jeans Asia Jeans Apparel License. Except as otherwise indicated herein, all terms and conditions of the CK Jeans Asia Jeans Apparel License shall continue to apply. This amendment may not be amended or modified, or terminated except in writing signed by all parties hereto and exchanged amongst them.

The parties have executed this amendment as of the date first written above.
[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Calvin Klein, Inc.

By:	/s/ Pamela Bradford

Warnaco Asia Limited

By:	/s/ Stanley Silverstein

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

By:	/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

By:	/s/ Marissa Pagnani

Acknowledged by:
[India Joint Venture]

By:	/s/ Stanley Silverstein